Other Assets	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets

7. OTHER ASSETS

Other assets as of December 31, 2023 primarily consist of prepayments for two commercial real estates as the Group’s office spaces in mainland China. These office spaces became ready for its intended use and were reclassified from other assets to property and equipment in 2024.